UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33764	36-3685240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120

Bolingbrook, Illinois 60440

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (630) 410-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2013, Ulta Salon, Cosmetics & Fragrance, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and fiscal year ended February 2, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 12, 2013, the Company’s Board of Directors approved an option grant to be made to Dennis K. Eck in consideration of his service as Interim Chief Executive Officer of the Company. In consultation with the Company’s outside compensation consultant, the option grant will have a grant date fair value equal to $2,000,000 and is intended to be reflective of annualized compensation for such services. Such option shall vest and become exercisable in equal increments over a period of twelve months for so long as Mr. Eck serves as the Interim Chief Executive Officer plus one additional month of transition after a permanent Chief Executive Officer of the Company has been hired, and any unvested portion of the option grant shall be forfeited at that time. The option will be granted on March 19, 2013, the third business day following the release of the Company’s 2012 fiscal year fourth quarter earnings results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 14, 2013 announcing financial results for the fourth quarter and fiscal year ended February 2, 2013 furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.

Date: March 14, 2013	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 14, 2013 announcing financial results for the fourth quarter and fiscal year ended February 2, 2013 furnished herewith